[GRAPHIC OMITTED]

                                        SELIGMAN
                      --------------------------        [GRAPHIC OMITTED]
                                NEW TECHNOLOGIES
                                   FUND II, INC.
                                                        [GRAPHIC OMITTED]


                                                        [GRAPHIC OMITTED]

                                                          MID-YEAR REPORT
                                                           JUNE 30, 2001

                                                           -------------

                                                         SEEKING LONG-TERM
                                                      CAPITAL APPRECIATION BY
                                                       INVESTING IN COMPANIES
                                                      THAT HAVE THE POTENTIAL
                                                       TO PRODUCE TOMORROW'S
                                                           TECHNOLOGIES

                                                              [LOGO]

                                                      J. & W. SELIGMAN & CO.
                                                           INCORPORATED
                                                         ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[GRAPHIC OMITTED]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

To the Stockholders ..........................................    1
Interview With Your Portfolio Manager ........................    2
Performance Overview .........................................    4
Portfolio Overview ...........................................    5
Portfolio of Investments .....................................    7
Statement of Assets and Liabilities ..........................    9
Statement of Operations ......................................   10
Statements of Changes in Net Assets ..........................   11
Statement of Cash Flows ......................................   12
Notes to Financial Statements ................................   13
Financial Highlights .........................................   17
Report of Independent Auditors ...............................   18
Board of Directors ...........................................   19
Executive Officers AND
  For More Information .......................................   20
Glossary of Financial Terms ..................................   21
--------------------------------------------------------------------------------

TO THE STOCKHOLDERS

Enclosed is the June 30, 2001, mid-year shareholder report for Seligman New Technologies Fund II. During this six-month period, Seligman New Technologies Fund II, which invests in both public and venture capital companies, posted a total return of -17.01%, based on net asset value. While negative, this return outpaced that of the Goldman Sachs Technology Index, which posted a total return of -24.25% for the same period. This index only measures the returns of the publicly traded technology market, and does not reflect the performance of venture capital companies, which are private. While there are no reliable indices for venture capital, there is ample evidence that overall returns for venture capital were even worse. About 33% of the Fund's assets were invested in venture capital on June 30, 2001.

The first half of 2001 was difficult for most segments of the stock market, and technology companies were particularly hard hit. During the late 1990s, the technology industry had built up excess capacity to meet the anticipated demands of the fast-growing economy. As the economy slowed, demand fell, and many of these technology companies have been left with high levels of inventory. In many cases, these companies are also dealing with strong competition and falling prices.

In addition to the challenging overall environment for technology stocks, your Fund's performance was also negatively impacted by its exposure to the higher-risk area of venture capital. In the venture capital arena, there has been a significant contraction in liquidity, which had been readily available in the form of additional financings and initial public offerings. As a result, a number of companies financed by venture capital both within the industry and within the Fund's portfolio have had their valuations reduced significantly, and some have ceased operations.

While we remain optimistic regarding the long-term outlook for the economy, for the technology sector, and for venture capital, in the short run there could be further deterioration in the values of the technology sector and in venture capital. The US Federal Reserve Board has taken aggressive steps so far this year in an effort to spur economic growth, and we are confident that they will ultimately be successful in reaching this goal. As the economy begins to recover, we believe the technology sector will rebound as well. However, the rebound in technology may lag that of the general stock market as excess inventory is worked down, demand picks up, and liquidity is restored. In addition, it will likely take longer for venture capital to recover than the public sector.

Looking forward, the Fund's management team has positioned the Fund to benefit from an economic recovery, and has focused, in the public markets, on finding strong companies selling for what they feel are very reasonable prices. Nevertheless, it is important to remember that the technology sector is highly volatile, and venture capital's short-term liquidity constraints require that investors make a longer-term commitment in order to realize maximum potential returns.

A discussion with your portfolio manager, as well as the Fund's investments results, portfolio of investments and financial statements, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris

William C. Morris
Chairman

                                    /s/ Brian T. Zino

                                    Brian T. Zino
                                    President

August 17, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
STORM BOSWICK

Q: HOW DID SELIGMAN NEW TECHNOLOGIES FUND II PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2001?

A: For the six months ended June 30, 2001, Seligman New Technologies Fund II posted a total return of -17.01% based on the net asset value of Class A shares. During the same time, the technology market, as measured by the Goldman Sachs Technology Index, posted a total return of -24.25%, while the broader market, as measured by the Standard & Poor's 500 Composite Stock Index (S&P 500), posted a total return of -6.70%.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS TIME?

A: The Fund continued to operate within the very difficult investment environment that we have faced since early 2000. This environment is the result of a combination of factors.

     During the year 2000, the US Federal Reserve Board sought to slow what it perceived was a potentially inflationary economy with a series of interest-rate increases. These rate hikes had the desired effect and the economy slowed considerably by year-end 2000. The rapid falloff in economic growth put the brakes on capital investment, particularly for companies that were richly valued, such as new, high-tech companies. At the same time, energy prices were rising, which further drained liquidity from the economy. Overseas, a strong US dollar pushed prices for US technology higher, causing a drop in demand. Companies with significant international sales exposure have been particularly hard hit by the strength of the dollar.

     In this environment, internet companies (often referred to as dot-coms) found that the financing that had been readily available in 1999 was now difficult or impossible to secure in 2000. These companies had been significant buyers of technology and, when they suddenly reduced or eliminated their technology budgets, the demand falloff adversely impacted the entire technology sector. At the same time, Y2K spending, which had been strong during the last quarter of 1999 and the first quarter of 2000, suddenly dried up, producing another drain on demand.

     Finally, telecommunication and telecommunication infrastructure companies, which had made enormous investments in technology at the end of the 1990s, cut back sharply on spending. This has had a devastating impact on telecom equipment, optical solution and component providers, and software companies. Technology companies, which had built up large inventories during better economic times, were suddenly faced with sharply lower demand for their products.

Q:   WHAT WAS YOUR STRATEGY DURING THIS DIFFICULT TIME?

A: Our strategy remains consistent through different market environments -- we look for good companies selling at reasonable valuations. The poor economic and market environment of the six-month period ended June 30, 2001, allowed us to find significant opportunities meeting this criteria. During this time, we pur-

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman New Technologies Fund II is managed by Storm Boswick. Mr Boswick is assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
TECHNOLOGY TEAM: (STANDING, FROM LEFT) SANGEETH PERURI, REEMA SHAH, AJAY DIWAN, PAUL WICK, SUSHIL WAGLE, THOMAS HIRSCHFELD, STORM BOSWICK, JAMES NGUYEN, RICH PAROWER, LAUREN WU, PATRICK RENDA, (SEATED, FROM LEFT) GREGORY COTE, STEVE WERBER, CHRISTOPHER BOOVA, VISHAL SALUJA, (NOT PICTURED) LAWRENCE ROSSO, HANK SWIGGETT

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
STORM BOSWICK

     chased public companies that we believe are market leaders -- companies we feel will not only weather this storm, but will emerge stronger as the economy recovers -- for what we believe were attractive prices. We plan to continue this effort to upgrade the portfolio's overall quality over the coming months.

Q:   HOW DID THE FUND'S VENTURE CAPITAL INVESTMENTS PERFORM DURING THIS TIME?

A: The Fund has heavy exposure to venture capital, with about 33% of assets invested in this area. During the past six months, these investments delivered poor performances as holdings lost value due to subsequent rounds of financing, business plans that failed to meet expectations, and companies that ceased operations entirely.

     Many of the companies remaining in the venture capital area, including some of those in the Fund's portfolio, are fundamentally better companies than they had been, although their valuations, in many cases, have been substantially reduced. They are now focused on producing positive gross profit margins, as opposed to the perpetually unprofitable acquisition of subscribers and customers. The management teams of private companies are increasingly professional, and company founders and entrepreneurs have been replaced by experienced professional business managers. Boards of directors are taking over companies as founders realize that they lack the business cycle experience to deal with the transitions of their industries and consolidation.

Q: WHAT WERE THE BEST-PERFORMING SUBSECTORS WITHIN THE FUND'S PORTFOLIO DURING THIS TIME?

A: No subsector of technology delivered strong performance during this time. However, the Fund's investments in internet/online, media, and business infrastructure software were the strongest performers relative to the broad technology sector. All these sectors had performed extremely poorly in 2000, but they have maintained more of their value in 2001.

Q:   WHAT SUBSECTORS DELIVERED THE POOREST PERFORMANCES?

A: Broadband/fiber optics (especially in the venture capital portfolio) and wireless were particularly weak performers. Both industries were devastated as a result of the falloff in demand from global telecom providers.

Q:   WHAT IS YOUR OUTLOOK?

A: We remain optimistic regarding the long-term future for technology, and particularly for the public companies and certain of the venture capital companies in the Fund's portfolio. However, we do not forecast an immediate turnaround, and we believe that the investment environment will remain difficult through early 2002. As the economy begins to recover, we think technology companies could be positioned for four to six quarters of substantial year-over-year revenue and earnings-per-share growth. However, in the shorter run, the technology sector may continue to experience weakness. Venture capital companies, in particular, are likely to continue to struggle for some time and some business failures may still be ahead of us.

     This is a difficult and challenging time. However, we believe it is also a time of opportunity to buy market leaders in the public sector that will not only endure through this environment, but will emerge even stronger. We remain convinced that business infrastructure, wireless technologies, broadband, fiber-optic solutions, and digital platforms are the future of the technology business and the global economy.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2001

                                                                           AVERAGE ANNUAL
                                                                     --------------------------------

                                                     SIX              ONE             SINCE INCEPTION
                                                   MONTHS*            YEAR                6/22/00
                                                  ---------          ------           ---------------
With Sales Charge**                                (21.31)%          (43.45)%             (42.31)%
Without Sales Charge**                             (17.01)           (40.35)              (39.21)

Goldman Sachs Technology Index+                    (24.25)           (45.25)              (45.25)++
S&P 500+                                            (6.70)           (14.83)              (14.83)++

NET ASSET VALUE                                                      CAPITAL LOSS INFORMATION
June 30, 2001                                      $14.25            FOR THE SIX MONTHS ENDED JUNE 30, 2001
December 31, 2000                                   17.17            Realized        $(2.923)
June 30, 2000                                       23.89            Unrealized       (2.583)+++
June 22, 2000***                                    23.70

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

     Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund II invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolesence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.


-------------

   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share.

 *** Commencement of operations.

   + The Goldman Sachs Technology Index and the S&P500 are unmanaged benchmarks that assume investment of dividends. The Goldman Sachs Technology Index is a broad-based index of publicly owned UStechnology stocks, designed to measure the performance of the technology sector. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. The Goldman Sachs Technology Index and the S&P500 exclude the effect of fees and/or sales charges. Investors cannot invest directly in an index.

  ++ From 6/30/00.

 +++ Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2001.

PORTFOLIO OVERVIEW


DIVERSIFICATION OF NET ASSETS
JUNE 30, 2001

                                                                                                        PERCENT OF NET ASSETS
                                                                                                        ----------------------
                                                                                                        JUNE 30,     DEC. 31,
                                                         ISSUES        COST              VALUE            2001         2000
                                                         -------   -------------     -------------      --------     --------
COMMON STOCKS:
   Communications Infrastructure .............              11         $61,343,989         $46,755,615        11.1          2.9
   Computer and Business Services ............               1           2,929,019           2,757,120         0.7          2.7
   Computer Hardware/Peripherals .............               4          15,500,093          13,298,467         3.2          0.4
   Computer Software .........................               7          32,088,304          23,336,348         5.5         23.6
   Electronics Capital Equipment .............               5          21,487,917          18,667,222         4.4          7.2
   Information Services ......................               1           4,911,518           1,932,414         0.5          5.6
   Internet/Online ...........................               3          12,187,545          10,192,050         2.4          2.1
   Media .....................................               4          23,996,873          25,182,245         6.0         10.6
   Medical Products and Technology ...........               1           2,090,628           2,090,447         0.5           --
   Semiconductors ............................              11          38,854,054          40,509,667         9.6          9.7
   Wireless Telephony ........................               4          16,283,764          15,140,783         3.6           --
   Miscellaneous .............................               1          27,152,834          19,651,000         4.6          4.4
                                                           ---       -------------       -------------       -----        -----
Total Common Stocks ..........................              53         258,826,538         219,513,378        52.1         69.2
                                                           ---       -------------       -------------       -----        -----
CONVERTIBLE PREFERRED STOCKS:
   Communications Infrastructure .............               8          42,984,127          30,676,226         7.3          6.2
   Computer and Business Services ............               5          24,883,780          22,214,081         5.3          4.9
   Computer Software .........................               8          41,049,283          35,915,954         8.5           --
   Electronics Capital Equipment .............               1             899,623             895,460         0.2           --
   Information Services ......................               2           4,269,478           2,860,550         0.7           --
   Internet/Online ...........................               6          32,049,297          23,963,160         5.7          5.6
   Semiconductors ............................               2             466,365             223,625         0.1          0.1
   Wireless Telephony ........................               3          18,710,777          12,850,163         3.0          3.5
   Miscellaneous .............................               1           2,370,322           2,200,621         0.5          1.2
                                                           ---       -------------       -------------       -----        -----
Total Convertible Preferred Stocks ...........              36         167,683,052         131,799,840        31.3         21.5
                                                           ---       -------------       -------------       -----        -----
LIMITED PARTNERSHIPS:
   Miscellaneous .............................               2           2,622,072           2,646,413         0.6          0.5
                                                           ---       -------------       -------------       -----        -----
CONVERTIBLE PROMISSORY NOTES:
   Computer and Business Services ............               2             200,038             200,000         0.1           --
   Computer Software .........................               2              62,500              62,500        --             --
   Internet/Online ...........................               1           1,353,662             135,366        --            0.2
                                                           ---       -------------       -------------       -----        -----
Total Convertible Promissory Notes ...........               5           1,616,200             397,866         0.1          0.2
                                                           ---       -------------       -------------       -----        -----
SHORT-TERM HOLDINGS AND
   OTHER ASSETS LESS LIABILITIES .............               4          67,152,357          67,152,357        15.9          8.6
                                                           ---       -------------       -------------       -----        -----
NET ASSETS ...................................             100        $497,900,219        $421,509,854       100.0        100.0
                                                          ====       =============       =============       =====        =====

        [The table below represents a bar chart in the printed document.]

LARGEST INDUSTRIES
JUNE 30, 2001


Percent of
Net Assets
----------

    18.4%                14%             9.7%           8.1%            6.6%

$77,431,841         $59,314,802      $40,733,292    $34,290,576     $27,990,946

--------------------------------------------------------------------------------
COMMUNI-              COMPUTER           SEMI-        INTERNET/       WIRELESS
CATIONS               SOFTWARE        CONDUCTORS       ONLINE        TELEPHONY
INFRASTRUCTURE
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW

        [The table below represents a pie chart in the printed document.]

ALLOCATION OF INVESTMENTS
JUNE 30, 2001


Net Cash and Short-Term Holdings   15.9%
Publicly Traded Companies          51.6%
Venture Capital                    32.5%


--------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2001


SECURITY                                       VALUE
--------                                    -----------
Nasdaq-100 Shares ........................  $19,651,000
AOL Time Warner ..........................   12,534,500
fusionOne (Series D) .....................   10,893,921
MarketSoft (Series D) ....................    9,210,605
Epicentric (Series D) ....................    9,098,502
Crown Castle International ...............    8,429,600
Pure Markets (Series C) ..................    8,256,692
Vividence (Series D) .....................    7,262,616
Calient Networks (Series D) ..............    7,210,608
TruSecure (Series F) .....................    7,098,505
--------------------------------------------------------


--------------------------------------------------------------------------------
LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS


TEN LARGEST PURCHASES
---------------------------
Crown Castle International*
American Tower*
Epicentric (Series D)*
Loudcloud*
TruSecure (Series F)*
Telenisus (Series C)*
printCafe (Series E)*
Kintana (Series B)*
JDS Uniphase*
Ericsson (ADRs)*

TEN LARGEST SALES
---------------------------
Peregrine Systems**
CSG Systems International**
Novellus Systems**
Parametric Technology**
Comcast (Class A)**
Dallas Semiconductor**
Amdocs
Charter Communications**
AOL Time Warner
Atmel**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

-------------
 * Position added during the period.
** Position eliminated during the period.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001

                                     SHARES
                                   OR WARRANTS          VALUE
                                   -----------       ------------
COMMON STOCKS    52.1%
COMMUNICATIONS
 INFRASTRUCTURE  11.1%
American Tower                       338,600 shs.    $  6,998,862
Capstone Turbine*                    201,500            4,493,450
Cisco Systems*                       232,700            4,232,813
Crown Castle International*          514,000            8,429,600
iAsiaWorks*                          857,500              158,637
JDS Uniphase*                        353,300            4,467,478
Juniper Networks*                     89,600            2,785,664
NMS Communications*                  411,100            3,048,307
ONI Systems*                         172,400            4,810,822
Polycom*                             182,800            4,175,152
Tektronix*                           116,200            3,154,830
                                                     ------------
                                                       46,755,615
                                                     ------------
COMPUTER AND BUSINESS
 SERVICES  0.7%
Amdocs*                               51,200            2,757,120
                                                     ------------
COMPUTER HARDWARE/
 PERIPHERALS  3.2%
EMC*                                  77,300            2,245,565
Sun Microsystems*                    196,200            3,082,302
Symbol Technologies                  183,000            4,062,600
Western Digital*                     977,000            3,908,000
                                                     ------------
                                                       13,298,467
                                                     ------------
COMPUTER SOFTWARE  5.5%
Enterworks#                          156,250 wts.          18,750
i2 Technologies*                      51,300 shs.       1,015,484
Intuit*                              116,800            4,671,416
Loudcloud*                         1,199,500            3,652,478
NetIQ*                                80,300            2,546,313
Rational Software*                   180,700            5,022,556
Veritas Software*                     27,400            1,821,826
Wind River Systems*                  269,300            4,587,525
                                                     ------------
                                                       23,336,348
                                                     ------------
ELECTRONICS CAPITAL
  EQUIPMENT  4.4%
Agilent Technologies*                106,500            3,461,250
ASML Holding* (Netherlands)          107,200            2,381,448
Credence Systems*                    185,800            4,502,863
Orbotech* (Israel)                   132,200            4,667,321
United Microelectronics
  (ADRs)* (Taiwan)                   410,600            3,654,340
                                                     ------------
                                                       18,667,222
                                                     ------------
INFORMATION SERVICES  0.5%
ActivCard (ADRs)* (France)           221,100            1,932,414
                                                     ------------
INTERNET/ONLINE  2.4%
CNET Networks*                       432,300            5,598,285
Docent*                               64,300              647,823
DoubleClick*                         284,700            3,945,942
                                                     ------------
                                                       10,192,050
                                                     ------------

                                     SHARES              VALUE
                                    ---------        ------------
MEDIA  6.0%
AOL Time Warner*                     236,500         $ 12,534,500
Getty Images*                        148,100            3,888,365
Liberty Digital (Class A)*           500,000            3,150,000
SeaChange International*             311,200            5,609,380
                                                     ------------
                                                       25,182,245
                                                     ------------
MEDICAL PRODUCTS AND
  TECHNOLOGY  0.5%
GMP Companies#                        73,349            2,090,447
                                                     ------------
SEMICONDUCTORS  9.6%
Altera*                              124,100            3,586,490
American Power Conversion*           317,900            4,983,082
Anadigics*                           128,700            2,927,925
Lattice Semiconductor*               201,300            4,972,110
Linear Technology                     48,700            2,159,845
Maxim Integrated Products*            65,800            2,924,481
Micrel*                              117,600            3,792,012
Microchip Technology*                142,000            4,719,370
PMC-Sierra*                          127,800            3,982,248
Sanmina*                             206,800            4,886,684
Xilinx*                               38,500            1,575,420
                                                     ------------
                                                       40,509,667
                                                     ------------

WIRELESS TELEPHONY  3.6%
Ericsson (ADRs) (Sweden)             792,300            4,286,343
Nokia (ADRs) (Finland)               101,400            2,234,856
Openwave Systems*                    108,300            3,789,959
Palm*                                795,000            4,829,625
                                                     ------------
                                                       15,140,783
                                                     ------------
MISCELLANEOUS  4.6%
Nasdaq-100 Shares*                   430,000           19,651,000
                                                     ------------

TOTAL COMMON STOCKS
  (Cost $258,826,538)                                 219,513,378
                                                     ------------
CONVERTIBLE PREFERRED
  STOCKS#  31.3%
COMMUNICATIONS
  INFRASTRUCTURE  7.3%
Calient Networks (Series D)          998,008            7,210,608
Chorum Technologies (Series E)       246,601            2,529,584
Iolon (Series C)                   1,279,230            3,581,844
Metro-Optix (Series B)               723,328            3,940,734
Netigy (Series C)                  1,145,130            3,991,521
Onetta (Series B)                    407,102            3,566,214
WaveSplitter Technologies
  (Series F)                         425,269            3,631,304
ZettaCom (Series B)                  875,410            2,224,417
                                                     ------------
                                                       30,676,226
                                                     ------------
COMPUTER AND BUSINESS
  SERVICES   5.3%
Adexa (Series C)                     562,080            5,069,961
Index Stock Imagery (Series G)       316,844**            595,667
Index Stock Imagery (Series H)        63,826              239,348
MarketSoft (Series D)(o)           1,887,419            9,210,605
Telenisus (Series C)(o)           27,473,102            7,098,500
                                                     ------------
                                                       22,214,081
                                                     ------------

-------------
See footnotes on page 8.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001




                                   SHARES OR
                                  PARTNERSHIP
                                    INTEREST          VALUE
                                  ------------    ------------
COMPUTER SOFTWARE   8.5%
Allegis (Series E)                   652,362 shs. $  3,767,886
Enterworks (Series B)                510,204           128,469
Epicentric (Series D)              1,911,450         9,098,502
Kintana (Series B)                   949,425         6,598,504
Moai Technologies (Series E)         440,636           519,951
NFR Security (Series C)              378,697         1,704,137
printCafe (Series E)               1,750,000         7,000,000
TruSecure (Series F)(o)            2,131,683         7,098,505
                                                  ------------
                                                    35,915,954
                                                  ------------
ELECTRONIC CAPITAL
   EQUIPMENT  0.2%
NetLogic Microsystems
  (Series C)                         358,184           895,460
                                                  ------------
INFORMATION SERVICES  0.7%
Biometric Access (Series A)(o)        76,009+          651,853
Biometric Access (Series A-2)(o)     257,544+        2,208,697
                                                  ------------
                                                     2,860,550
                                                  ------------
INTERNET/ONLINE  5.7%
Achieva.com (Series D)             1,987,852         2,027,609
Creative Planet (Series D)         6,546,708         1,570,555
Informediary Technology
  Solutions (Series A)               466,508+               --
Juniper Financial (Series B)       2,514,941         4,845,688
Pure Markets (Series C)(o)         1,564,953         8,256,692
Vividence (Series D)                 493,619         7,262,616
                                                  ------------
                                                    23,963,160
                                                  ------------
SEMICONDUCTORS  0.1%
Applied Science Fiction (Series E)    67,741+          135,482
Silicon Wave (Series D)               29,438            88,143
                                                  ------------
                                                       223,625
                                                  ------------
WIRELESS TELEPHONY  3.0%
fusionOne (Series D)               2,006,247        10,893,921
w-Technologies (Series A)(o)       1,857,871         1,702,274
Xdrive Technologies (Series D)       202,429           253,968
                                                  ------------
                                                    12,850,163
                                                  ------------
MISCELLANEOUS  0.5%
Far Blue (Series E)
  (United Kingdom)                 1,562,608         2,200,621
                                                  ------------
TOTAL CONVERTIBLE
  PREFERRED STOCKS
  (Cost $167,683,052)                              131,799,840
                                                  ------------
LIMITED
  PARTNERSHIPS#  0.6%
  (Cost $2,622,072)
MISCELLANEOUS  0.6%
Asia Internet Capital Ventures    $2,276,102         2,304,180
GrandBanks Capital Venture           342,233           342,233
                                                  ------------
                                                     2,646,413
                                                  ------------

                                   PRINCIPAL
                                     AMOUNT             VALUE
                                  ------------      ------------
CONVERTIBLE PROMISSORY
  NOTES(o)(o)  0.1%
COMPUTER AND BUSINESS
  SERVICES  0.1%
Techies.com 9%, due 2/20/2006      $ 133,333      $    133,333
Techies.com 9%, due 2/20/2008         66,667            66,667
                                                  ------------
                                                       200,000
                                                  ------------
COMPUTER SOFTWARE
Enterworks 10%, due 12/21/2001        62,500+           62,500
                                                  ------------
INTERNET/ONLINE
Internet Appliance Network
  10%, due 7/31/2001               1,353,662+          135,366
                                                  ------------
TOTAL CONVERTIBLE
  PROMISSORY NOTES
  (Cost $1,616,200)                                    397,866
                                                  ------------

SHORT-TERM
  HOLDINGS  14.8%
FIXED TIME DEPOSITS  14.2%
ABN-AMRO Bank, Grand Cayman
  4%, due 7/2/2001                20,000,000        20,000,000
Barclays Bank, Grand Cayman
  4%, due 7/2/2001                20,000,000        20,000,000
Dexia Banque, Grand Cayman
  4%, due 7/2/2001                20,000,000        20,000,000
                                                  ------------
TOTAL FIXED
  TIME DEPOSITS
  (Cost $60,000,000)                                60,000,000
REPURCHASE
   AGREEMENT  0.6%
  (Cost $2,700,000)
State Street Bank & Trust,
  3.85%, dated 6/29/01, maturing
  7/2/01 collateralized by:
  $2,570,000 US Treasury
  Notes 6.625%, 5/15/07,
  with a fair market value of
  $2,781,963                       2,700,000         2,700,000
                                                  ------------
TOTAL SHORT-TERM
  HOLDINGS
  (Cost $62,700,000)                                62,700,000
                                                  ------------
TOTAL INVESTMENTS  98.9%
  (Cost $493,447,862)                              417,057,497
OTHER ASSETS
  LESS LIABILITIES  1.1%                             4,452,357
                                                  ------------
NET ASSETS  100.0%                                $421,509,854
                                                  ============


-------------
     * Non-income producing security.
     # Restricted and non-income producing securities.
   (o) Affiliated issuer (Fund's holding representing 5% or more of the outstanding voting securities).
     + Warrants attached.
    ** Options attached.
(o)(o) Restricted security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001


ASSETS:
Investments, at value:
  Common stocks (cost $258,826,538) .................................   $ 219,513,378
  Convertible preferred stocks* (cost $167,683,052) .................     131,799,840
  Limited partnerships (cost $2,622,072) ............................       2,646,413
  Convertible promissory notes (cost $1,616,200) ....................         397,866
  Short-term holdings (cost $62,700,000) ............................      62,700,000    $ 417,057,497
                                                                        -------------
Cash ................................................................................          340,982
Receivable for securities sold ......................................................        6,509,645
Receivable from associated company ..................................................           65,222
Receivable for interest .............................................................           30,184
Other ...............................................................................            1,199
                                                                                         -------------
TOTAL ASSETS ........................................................................      424,004,729
                                                                                         -------------

LIABILITIES:
Payable for securities purchased ....................................................        1,170,212
Management fee payable ..............................................................          550,550
Accrued expenses and other ..........................................................          774,113
                                                                                         -------------
TOTAL LIABILITIES ...................................................................        2,494,875
                                                                                         -------------
NET ASSETS ..........................................................................    $ 421,509,854
                                                                                         =============

COMPOSITION OF NET ASSETS:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized;
  29,576,033 shares outstanding): ...................................................    $     295,760
Additional paid-in capital ..........................................................      712,542,337
Accumulated net investment loss .....................................................       (3,609,486)
Accumulated net realized loss .......................................................     (211,328,392)
Net unrealized depreciation of investments ..........................................      (76,390,365)
                                                                                         -------------
NET ASSETS ..........................................................................    $ 421,509,854
                                                                                         =============

NET ASSET VALUE PER SHARE ...........................................................           $14.25
                                                                                                ======


-------------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $42,753,958 and a value of $36,227,126.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001


INVESTMENT INCOME:
Interest ..............................................   $  1,843,644
Dividends (net of foreign taxes withheld of $4,661) ...         26,413
                                                          ------------
TOTAL INVESTMENT INCOME ..............................................     $  1,870,057

EXPENSES:
Management fee ........................................      3,587,496
Stockholder servicing fees ............................      1,202,485
Stockholder account services ..........................        371,602
Auditing and legal fees ...............................        169,981
Stockholder reports and communications ................         69,124
Custody and related services ..........................         41,849
Directors' fees and expenses ..........................         23,833
Miscellaneous .........................................          8,251
                                                          ------------
TOTAL EXPENSES .......................................................        5,474,621
                                                                           ------------
NET INVESTMENT LOSS ..................................................       (3,604,564)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments ......................    (86,459,626)
Net change in unrealized depreciation of investments ..      1,118,309
                                                          ------------
NET LOSS ON INVESTMENTS ..............................................      (85,341,317)
                                                                           ------------
DECREASE IN NET ASSETS FROM OPERATIONS ...............................     $(88,945,881)
                                                                           ============

-------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX MONTHS ENDED JUNE 22, 2000* TO
                                                                 JUNE 30, 2001  DECEMBER 31, 2000
                                                                --------------  -----------------

OPERATIONS:

Net investment loss ................................            $  (3,604,564)   $  (1,041,088)
Net realized loss on investments ...................              (86,459,626)    (124,856,439)
Net change in unrealized depreciation of investments                1,118,309      (77,508,674)
                                                                -------------    -------------
DECREASE IN NET ASSETS FROM OPERATIONS .............              (88,945,881)    (203,406,201)
                                                                -------------    -------------

                                                                          SHARES
                                                           -------------------------------------
                                                           SIX MONTHS ENDED    JUNE 22, 2000* TO
                                                            JUNE 30, 2001      DECEMBER 31, 2000
                                                           ----------------    -----------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from issuance
   of Common Stock ........................................             --         31,495,855                 --      744,756,891
Cost of shares repurchased ................................     (1,692,135)          (231,907)       (26,287,261)      (4,707,708)
                                                             -------------      -------------      -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS .............................     (1,692,135)        31,263,948        (26,287,261)     740,049,183
                                                             =============      =============      -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .........................                                         (115,233,142)     536,642,982

NET ASSETS:
Beginning of period ..........................................................................       536,742,996          100,014
                                                                                                   -------------    -------------
END OF PERIOD (including accumulated net investment loss of
   $3,609,486 and $4,922, respectively) ......................................................     $ 421,509,854    $ 536,742,996
                                                                                                   =============    =============

-------------
* Commencement of operations.
See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2001


CASH FLOWS FROM OPERATING ACTIVITIES:
  Decrease in net assets from operations ...................     $ (88,945,881)
  Adjustments to reconcile decrease in net assets from
    operations to net cash provided by operating activities:
      Cost of purchases of investment securities ...........      (321,656,867)
      Proceeds from disposition of investment securities ...       372,829,168
      Purchase of short-term investment securities, net ....        (8,700,000)
      Decrease in dividends and receivable for interest ....            18,252
      Decrease in receivable for securities sold ...........        11,803,170
      Decrease in other assets .............................            97,274
      Decrease in payable for securities purchased .........       (24,151,024)
      Decrease in accrued expenses and other ...............          (272,995)
      Net change in unrealized depreciation of investments .        (1,118,309)
      Net realized loss on investments .....................        86,459,626
                                                                 -------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES ................        26,362,414
                                                                 -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payment for shares repurchased ...........................       (26,287,261)
                                                                 -------------
  NET CASH USED IN FINANCING ACTIVITIES ....................       (26,287,261)
                                                                 -------------

  NET INCREASE IN CASH .....................................            75,153


Cash balance at beginning of period ........................           265,829
                                                                 -------------
CASH BALANCE AT END OF PERIOD ..............................     $     340,982
                                                                 =============

-------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION -- Seligman New Technologies Fund II, Inc. (the "Fund") was incorporated in Maryland on March 10, 2000 and is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund had no operations prior to June 22, 2000 (commencement of operations) other than those relating to organizational matters and the sale to Seligman Advisors, Inc. of 4,220 shares of Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

          The Fund may invest in equity securities of privatelyowned technology companies that plan to conduct an initial public offering within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. Such investments are valued at fair value, which is cost unless J. & W. Seligman &Co. Incorporated (the "Manager") determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities to third parties at different prices, if a venture capital company in which the Fund invests undertakes an initial public offering, or if the company's operating results vary from projected results. In such situations, the Fund's investment is revalued in a manner that the Manager, following procedures approved by the Board of Directors, determines best reflects its fair value. In addition, the Fund may hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly traded shares less a discount to reflect contractual or legal restrictions limiting resale.

          At June 30, 2001, market quotations were not readily available for securities valued at $136,953,316 (32.5% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

B. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

          The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

F. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made to stockholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS

     Any such reclassification will have no effect on net investment assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2001, amounted to $321,656,867 and $372,829,168, respectively.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $11,108,460 and $87,498,825, respectively.

4. REPURCHASE OFFERS -- To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund's outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund's Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as many as seven days after such pricing date.

     During the six months ended June 30, 2001, the Fund completed two repurchase offers, one which commenced in December 2000 and was completed in January 2001 and the other which commenced in March 2001 and was completed in April 2001. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:


                            PERCENT OF
   REPURCHASE            SHARES TENDERED         REPURCHASE
      DATE               AND REPURCHASED          PROCEEDS
-----------------        ---------------         ----------
January 12, 2001               1.2%             $ 6,809,397
April 12, 2001                 4.3               19,477,864

     In addition, on July 13, 2001, 4.6% of the Fund's shares were tendered and repurchased for proceeds of $17,956,911.

5. MANAGEMENT FEE, INCENTIVE FEE, STOCKHOLDER SERVICING FEE, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.50% per annum of the Fund's average daily net assets. The Manager has undertaken through December 31, 2001, to waive a portion of its management fee or to reimburse a portion of the Fund's expenses to the extent that the Fund's total expenses (excluding the incentive fee, interest expense on any borrowings, and any extraordinary expenses) in any calendar year would otherwise exceed an annual rate of 2.50% of its average daily net assets for such year.

     In addition to the management fee, the Fund pays an annual incentive fee, if any, to the Manager, calculated as described below. The Fund will accrue daily a liability for the incentive fee that may be greater than the amount payable by the Fund to the Manager as a result of using a different calculation for determining the accrual. The amount of incentive fees paid to the Manager will not exceed the incentive fees accrued by the Fund.

     The incentive fee payable to the Manager at the end of a calendar year equals 15% of the cumulative incentive fee base less the cumulative amount of incentive fees paid to the Manager in previous years. The cumulative incentive fee base is equal to the sum of the Fund's: (i) cumulative net realized capital gains or losses; (ii) cumulative net investment income or loss; and (iii) net unrealized depreciation of securities. The Manager is under no obligation to repay any incentive fees previously paid by the Fund.

     The Fund accrues daily a liability for incentive fees payable equal to 15% of the daily net increase in the Fund's net assets from investment operations. If applicable, this liability is reduced (but not below zero) on any day by 15% of the net decrease in the Fund's net assets from investment operations. At the end of each calendar year, if an incentive fee is paid to the Manager, the amount of the incentive fee accrual is reduced by the amount paid to the Manager. No incentive fee will be accrued on any day unless the Fund has offset all prior net realized losses, net investment losses and net unrealized depreciation against net realized capital gains, net unrealized appreciation, and net investment income.

     The incentive fee calculations are subject to certain adjustments if the Fund has cumulative losses from operations at the dates of any repurchases or issuances of shares.

     At June 30, 2001, the Fund had no incentive fee accrued, and no incentive fee was payable to the Manager. Based upon the Fund's results of operations through June 30, 2001, the Fund will not accrue any incentive fees until there is an increase in its net assets from investment operations in excess of approximately $276,800,000 (subject to adjustment as stated above).

NOTES TO FINANCIAL STATEMENTS


     Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the six months ended June 30, 2001, such fees aggregated $1,202,485, or 0.50% per annum of the Fund's average daily net assets for this period.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $371,602 for stockholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, Seligman Advisors, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2001, of $7,331 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. CAPITAL LOSS CARRYFORWARD -- At December 31, 2000, the Fund had a net capital loss carryforward for federal income tax purposes of $86,066,909, which is available for offset against future taxable net capital gains, expiring in 2008. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforwards.

7. RESTRICTED SECURITIES -- At June 30, 2001, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at June 30, 2001, are as follows:

INVESTMENTS                                                    ACQUISITION DATE         COST               VALUE
----------------                                               ----------------     -----------         -----------
Convertible Preferred Stocks:
 Achieva.com (Series D)                                            10/19/00         $ 4,055,218         $ 2,027,609
 Adexa (Series C)                                                   8/24/00           7,140,288           5,069,961
 Allegis (Series E)                                                 8/31/00           8,011,005           3,767,886
 Applied Science Fiction (Series E)                                  2/9/01             135,482             135,482
 Biometric Access (Series A)                                        10/4/00             972,915             651,853
 Biometric Access (Series A-2)                                      10/4/00           3,296,563           2,208,697
 Calient Networks (Series D)                                       12/11/00           7,210,608           7,210,608
 Chorum Technologies (Series E)                                      9/8/00           4,251,401           2,529,584
 Creative Planet (Series D)                                         7/10/00           4,915,938           1,570,555
 Enterworks (Series B)                                             10/30/00           1,000,000             128,469
 Epicentric (Series D)                                              3/13/01           9,098,502           9,098,502
 Far Blue (Series E)                                                7/26/00           2,370,322           2,200,621
 fusionOne (Series D)                                              10/11/00          10,893,921          10,893,921
 Index Stock Imagery (Series G)                                    12/19/00           1,188,166             595,667
 Index Stock Imagery (Series H)                                    12/19/00             239,348             239,348
 Informediary Technology Solutions (Series A)                       10/6/00             281,432                  --
 Iolon (Series C)                                                   2/15/01           3,586,930           3,581,844
 Juniper Financial (Series B)                                       8/30/00           7,273,192           4,845,688
 Kintana (Series B)                                                  4/6/01           6,615,295           6,598,504
 MarketSoft (Series D)                                             12/13/00           9,217,479           9,210,605
 Metro-Optix (Series B)                                             6/23/00           7,160,947           3,940,734
 Moai Technologies (Series E)                                       4/23/01             519,951             519,951
 Netigy (Series C)                                                   8/4/00          11,348,952           3,991,521
 Netlogic Microsystems (Series C)                                   2/15/01             899,623             895,460
 NFR Security (Series C)                                            3/16/01           1,704,137           1,704,137
 Onetta (Series B)                                                  2/21/01           3,566,214           3,566,214
 printCafe (Series E)                                               3/12/01           7,001,889           7,000,000

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS (continued)                               ACQUISITION DATE        COST            VALUE
----------------------                             ---------------------      ----            -----
 Convertible Preferred Stocks (continued)
  Pure Markets (Series C)                                10/13/00        $  8,260,899     $  8,256,692
  Silicon Wave (Series D)                                 8/18/00             330,883           88,143
  Telenisus (Series C)                                    3/29/01           7,098,500        7,098,500
  TruSecure (Series F)                                    3/19/01           7,098,505        7,098,505
  Vividence (Series D)                                    9/12/00           7,262,616        7,262,616
  WaveSplitter Technologies (Series F)                    9/22/00           3,634,658        3,631,304
  w-Technologies (Series A)                               7/20/00           6,809,097        1,702,274
  Xdrive Technologies (Series D)                         11/17/00           1,007,759          253,968
  ZettaCom (Series B)                                     5/17/01           2,224,417        2,224,417
                                                                         ------------     ------------
                                                                          167,683,052      131,799,840
                                                                         ------------     ------------
 Common Stocks/Warrants:
  Enterworks (Warrants)                                   5/15/01                  --           18,750
  GMP Companies                                           8/17/00           2,090,628        2,090,447
                                                                         ------------     ------------
                                                                            2,090,628        2,109,197
                                                                         ------------     ------------
 Limited Partnerships:
  Asia Internet Capital Ventures                          8/15/00           2,279,839        2,304,180
  GrandBanks Capital Ventures                       1/25/01 to 6/13/01        342,233          342,233
                                                                          -----------     ------------
                                                                            2,622,072        2,646,413
                                                                          -----------     ------------
 Convertible Promissory Notes:
  Techies.com 9%, due 2/20/2006                           2/22/01             133,359          133,333
  Techies.com 9%, due 2/20/2008                           2/22/01              66,679           66,667
  Enterworks 10%, due 12/21/2001                          5/15/01              62,500           62,500
  Internet Appliance Network 10%, due 7/31/2001           11/1/00           1,353,662          135,366
                                                                         ------------     ------------
                                                                            1,616,200          397,866
                                                                         ------------     ------------
Total                                                                    $174,011,952     $136,953,316
                                                                         ============     ============

8. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended June 30, 2001, is as follows:

                                         GROSS            GROSS                             DIVIDEND
                                       PURCHASES          SALES                              INCOME/
                      BEGINNING           AND              AND             ENDING           REALIZED          ENDING
AFFILIATE              SHARES          ADDITIONS        REDUCTIONS         SHARES             GAIN             VALUE
---------             ---------        ---------        ----------       ----------         --------       -------------
Biometric Access        333,553               --            --              333,553            --           $ 2,860,550
MarketSoft            1,887,419               --            --            1,887,419            --             9,210,605
Pure Markets          1,564,953               --            --            1,564,953            --             8,256,692
Telenisus                    --       27,473,102 shs.       --           27,473,102            --             7,098,500
TruSecure                    --        2,131,683            --            2,131,683            --             7,098,505
w-Technologies        1,857,871               --            --            1,857,871            --             1,702,274
                                                                                                          -------------
Total                                                                                                       $36,227,126
                                                                                                          =============

FINANCIAL HIGHLIGHTS

     The table below is intended to help you understand the Fund's financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the period shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested any capital gain distribution. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                    SIX MONTHS   6/22/00*
                                                        ENDED       TO
                                                      6/30/01    12/31/00
                                                    ----------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .............    $17.17       $23.70
                                                      ------       ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss ..............................     (0.12)       (0.03)
Net realized and unrealized loss on investments ..     (2.80)       (6.44)
                                                      ------       ------
TOTAL FROM INVESTMENT OPERATIONS .................     (2.92)       (6.47)
Offering costs ...................................        --        (0.06)
                                                      ------       ------
NET DECREASE IN NET ASSET VALUE ..................     (2.92)       (6.53)
                                                      ------       ------
NET ASSET VALUE, END OF PERIOD ...................    $14.25       $17.17
                                                      ======       ======

TOTAL RETURN:                                         (17.01)%     (27.55)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .........  $421,510     $536,743
Ratio of expenses to average net assets ..........      2.29%+       2.25%++
Ratio of net investment loss to average net assets     (1.51)%+     (0.28)%++
Portfolio turnover rate ..........................     78.50%       90.14%

-------------
   * Commencement of operations.
   + Annualized.
  ++ In computing the ratios of expenses and net investment loss to average net assets, income and expenses other than organization expenses are annualized. Organization expenses are not annualized because they were a one-time expense incurred at the Fund's commencement of operations.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN NEW TECHNOLOGIES FUND II, INC.

We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund II, Inc., including the portfolio of investments, as of June 30, 2001, and the related statements of operations and of cash flows for the six months then ended and of changes in net assets, and the financial highlights for the six months then ended and for the period June 22, 2000 to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included inspection or confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund II, Inc. as of June 30, 2001, and the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 17, 2001

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 3, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 2, 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT


STORM BOSWICK
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT


LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

PAUL H. WICK
VICE PRESIDENT

FRANK J. NASTA
SECRETARY

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

(800) 622-4597    24-HOUR AUTOMATED
                  TELEPHONE ACCESS
                  SERVICE

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


-------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK.

                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10019
                                www.seligman.com

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF COMMON STOCK OF SELIGMAN NEW TECHNOLOGIES FUND II, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEES, AND OTHER COSTS.

CENTII-3  6/01                       [LOGO]          Printed on Recycled Paper